UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 10, 2007



                        RAMCO-GERSHENSON PROPERTIES TRUST
                        ---------------------------------
             (Exact name of registrant as specified in its Charter)



             Maryland                   1-10093            13-6908486
             --------                   -------            ----------
(State or other jurisdiction          (Commission         (IRS Employer
         of incorporation)           File Number)       Identification No.)

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31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan     48334
     ------------------------------------------------------------   ----------
               (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number, including area code   (248) 350-9900
                                                            -----------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On January 10, 2007, Ramco-Gershenson Properties Trust (the "Trust") issued a press release announcing the termination of negotiations with RioCan Real Estate Investment Trust to form a joint venture pursuant to a memorandum of understanding previously described in the Trust's press release issued on December 12, 2006. A copy of the January 10, 2007 press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.


Item 9.01         Financial Statements and Exhibits

(d)      Exhibits.

Exhibit  Description
-------  -----------
99.1 Press release, dated January 10, 2007, entitled "Ramco-Gershenson Confirms Termination of Negotiations with RioCan."

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  RAMCO-GERSHENSON PROPERTIES TRUST


Date:  January 10, 2007           By: /s/ Richard J. Smith
                                      -----------------------------------
                                        Richard J. Smith
                                        Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit  Description
-------  -----------
99.1 Press release, dated January 10, 2007, entitled "Ramco-Gershenson Confirms Termination of Negotiations with RioCan."